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                                                                 EXHIBIT (C)(4)

                           AGREEMENT OF JOINT FILING

            In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of beneficial interest, no par value per share, of Digital Link Corporation, a California corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 10th day of September, 1999.

                           DLZ CORP.

                           By: /s/ VINITA GUPTA
                               ---------------------------------
                           Name: Vinita Gupta
                           Title: President and Chief Executive Officer


                           GUPTA CHILDREN'S TRUST AGREEMENT

                           By: /s/ VINITA GUPTA
                               ---------------------------------
                           Name: Vinita Gupta
                           Title: Trustee


                           By: /s/ NARENDRA K. GUPTA
                               ---------------------------------
                           Name: Narendra K. Gupta
                           Title: Trustee


                           THE NARENDRA AND VINITA GUPTA
                           LIVING TRUST

                           By: /s/ VINITA GUPTA
                               ---------------------------------
                           Name: Vinita Gupta
                           Title: Trustee


                           By: /s/ NARENDRA K. GUPTA
                               ---------------------------------
                           Name: Narendra K. Gupta
                           Title: Trustee


                           THE NARENDRA K. AND VINITA GUPTA
                           CHARITABLE FOUNDATION

                           By: /s/ VINITA GUPTA
                               ---------------------------------
                           Name: Vinita Gupta
                           Title: Trustee

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                           By: /s/ NARENDRA K. GUPTA
                               ---------------------------------
                           Name: Narendra K. Gupta
                           Title: Trustee


                           /s/ VINITA GUPTA
                           -------------------------------------
                           Vinita Gupta


                           /s/ NARENDRA K. GUPTA
                           -------------------------------------
                           Narendra K. Gupta